SEMI-ANNUAL REPORT

FRANKLIN ASSET ALLOCATION FUND

JUNE 30, 1999


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers and real estate securities.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report of Franklin Asset Allocation Fund covering the six months ended June 30, 1999. During this period, yields for 30-year Treasury bonds climbed from 5.09% to 5.98%, and the U.S. Federal Reserve Board (the Fed) raised the federal funds rate one quarter of a percent to 5.00%, noting that it would maintain a neutral stance in the foreseeable future. The Dow Jones Industrial Average reached record highs, the Standard & Poor's(R)
(S&P 500(R)) Composite Index posted a +12.38% six-month cumulative total return and the Lehman Brothers Government/Corporate Bond Index produced a return of -2.28%.(1) Within this environment, Franklin Asset Allocation Fund - Class A delivered a +7.88% six-month cumulative total return, as shown in the Performance Summary on page 5.

During the reporting period, we adhered to a "top-down" investment strategy, beginning with analysis of economic factors to help us determine the current stage of the business cycle, allocating our assets among stocks, bonds and cash, and positioning the portfolio's equity portion in industries that we believed had the most likely prospects for capital appreciation. However, we based company selection on a "bottom-up" strategy, analyzing factors such as price-to-earnings ratio, management quality, and industry leadership.


(1.) Source: Standard & Poor's Micropal. Indices are unmanaged and include reinvested dividends or interest. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.

CONTENTS

Shareholder Letter .......................... 1

Performance Summary ......................... 4

Financial Highlights &
Statement of Investments .................... 6

Financial Statements ........................12

Notes to
Financial Statements ........................15




[FUND CATEGORY PYRAMID GRAPHIC]

ASSET ALLOCATION
Based on Total Net Assets
6/30/99

[PIE CHART]

Equity ......................................69.5%

Fixed-Income Securities .....................15.3%

Cash & Equivalents ..........................15.2%

  TOP 10 SECTORS
  6/30/99

                              % OF TOTAL
  SECTOR                      NET ASSETS
  ------                      ----------

  Electronic Technology            11.7%

  Finance                           6.6%

  Retail Trade                      6.4%

  Producer Manufacturing            5.8%

  Energy                            5.0%

  Consumer Non-Durables             4.7%

  Telecommunications                4.4%

  Health Technology                 4.2%

  Utilities                         3.9%

  Technology Services               3.8%


On December 31, 1998, the fund had 67.2% of its total net assets invested in equities, 17.9% in fixed-income securities and 14.9% in cash and equivalents. The fund's equity and cash positions remained about the same throughout the reporting period, but in April our exposure to fixed-income securities declined to approximately 14% of total net assets as the fund sold a number of bonds for a profit. When inflation fears drove interest rates over 6% in June, we purchased more bonds, and on June 30, 1999, they accounted for 15.3% of total net assets with equities and cash representing 69.5% and 15.2%, respectively.

During the six months under review, we increased our exposure to the communication sector by initiating positions in service provider companies such as Qwest Communications International Inc., SBC Communications Inc., GTE Corp. and BellSouth Corp. Considering ongoing industry consolidation and increasing demand generated by the Internet, prices of these shares were reasonable in our opinion. These companies possess what we feel are strong management teams with well-thought-out business plans, and could rank high among the leaders in their group.

Because rising economic indicators like the National Association of Purchasing Managers' Index could translate into increased demand for capital goods, we added to our positions in that sector by purchasing shares of diversified manufacturing companies serving a wide range of industries with at least one third of their sales from foreign sources. These included Illinois Tool Works Inc., Minnesota Mining & Manufacturing Co., Honeywell Inc. (acquired by AlliedSignal Inc. near the end of the reporting period), and Parker Hannifin Corp., a leading manufacturer of motion control products.

After the economy expanded rapidly in 1999's first quarter, we added to our existing holdings in the energy sector, and sold many of our finance stocks. During the reporting period, we increased the fund's exposure to the energy sector from 2.7% of total net assets to 5.0%, and reduced its finance holdings from 8.3% to 6.6%.

Looking forward, we feel that the fundamental backdrop for equities remains favorable. A number of companies have reported better-than-expected earnings this year, prompting many analysts to revise 1999 earnings estimates for S&P 500 companies to 11%, from the 4% predicted in January, and if interest rates remain stable and global economic activity picks up, we believe U.S. equities may continue to advance, particularly those in technology, consumer and industrial sectors. But if the Fed raises interest rates substantially, or inflation rises, we may have to adjust our economic outlook and reposition the allocation of the fund's portfolio.

This discussion reflects our views and opinions as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although past performance is not predictive of future results, these insights may lead to a better understanding of how we pursue our investment goal.

We appreciate your participation in Franklin Asset Allocation Fund and welcome your comments and suggestions.

Sincerely,

/s/ Lisa A. Costa

Lisa A. Costa
Portfolio Manager
Franklin Asset Allocation Fund



TOP 10 EQUITY HOLDINGS
6/30/99

COMPANY,                      % OF TOTAL
INDUSTRY                      NET ASSETS
--------                      ----------

Cisco Systems Inc.
Electronic Technology               2.3%

Motorola Inc.
Electronic Technology               2.2%

Enron Corp.
Utilities                           1.9%

Equant NV, N.Y. shs.
Technology Services                 1.8%

Lucent Technologies Inc.
Electronic Technology               1.7%

Time Warner Inc.
Consumer Services                   1.7%

Bank of America Corp.
Finance                             1.7%

Chevron Corp.
Energy                              1.7%

Exxon Corp.
Energy                              1.6%

American International
Group Inc.
Finance                             1.6%


CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 Plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

Name and objective changed in August 1996 and May 1991. Formerly Franklin Premier Return Fund and Franklin Option Fund, respectively.

PERFORMANCE SUMMARY AS OF 6/30/99

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

  CLASS A                               CHANGE         6/30/99        12/31/98
  ------------------------------------------------------------------------------

  Net Asset Value                       +$0.67         $10.63         $9.96

                                        DISTRIBUTIONS (1/1/99-6/30/99)
                                        ----------------------------------------
  Dividend Income                       $0.0800
  Long-Term Capital Gain                $0.0333
               TOTAL                    $0.1133

  CLASS C                               CHANGE         6/30/99        5/1/99
  ------------------------------------------------------------------------------
  Net Asset Value                       +$0.13         $10.63         $10.50

                                        DISTRIBUTIONS (5/1/99-6/30/99)
                                        ----------------------------------------
  Dividend Income                       $0.0270
  Long-Term Capital Gain                $0.0333
               TOTAL                    $0.0603


              Past performance is not predictive of future results.


PERFORMANCE

                                                                                OBJECTIVE
                                                                                  CHANGE                     INCEPTION
  CLASS A                               6-MONTH      1-YEAR        5-YEAR        (5/1/91)       10-YEAR      (12/5/51)
  ---------------------------------------------------------------------------------------------------------------------
  Cumulative
  Total Return(1)                        +7.88%      +15.05%      +105.31%       +194.72%       +216.56%     +7,931.37%

  Average Annual
  Total Return(2)                        +1.66%       +8.43%       +14.12%        +13.32%        +11.54%         +9.52%

  Value of
  $ 10,000
  Investment(3)                     $    10,166  $    10,843   $    19,359    $    27,759    $    29,819    $   757,677

  30-Day Standardized Yield(4)                                       +1.37%

                                      6/30/95            6/30/96            6/30/97            6/30/98           6/30/99
  ----------------------------------------------------------------------------------------------------------------------
  One-Year Total Return(5)            +12.91%            +19.27%            +17.89%            +11.77%            +15.05%

                                               INCEPTION
  CLASS C                                       (5/1/99)
  -------------------------------------------------------

  Cumulative Total Return(1)                     +1.81%
  Aggregate Total Return(2)                      +0.81%
  Value of $10,000 Investment(3)                $10,081

  30-Day Standardized Yield(4)       +0.72%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class C shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1999.

(5.) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN ASSET ALLOCATION FUND
Financial Highlights

                                                                                      CLASS A
                                                    ------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 1999      ---------------------------------------------------------
                                                     (UNAUDITED)(+)        1998        1997        1996         1995        1994
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $9.96              $9.05        $8.32       $7.25        $6.11       $6.22
                                                    ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .08                .18          .15         .14          .18         .14
 Net realized and unrealized gains ............          .70               1.03         1.10        1.11         1.14        (.11)
                                                    ------------------------------------------------------------------------------
Total from investment operations ..............          .78               1.21         1.25        1.25         1.32         .03
                                                    ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.08)              (.19)        (.15)       (.15)        (.18)       (.14)
 Net realized gains ...........................         (.03)              (.11)        (.37)       (.03)          --          --
                                                    ------------------------------------------------------------------------------
Total distributions ...........................         (.11)              (.30)        (.52)       (.18)        (.18)       (.14)
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ................       $10.63              $9.96        $9.05       $8.32        $7.25       $6.11
                                                    ------------------------------------------------------------------------------
Total return(*) ...............................         7.88%             13.54%       15.24%      17.41%       21.79%        .46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $128,550           $108,268      $89,630     $56,867      $39,319     $25,631
Ratios to average net assets:
 Expenses .....................................         1.11%(**)          1.13%        1.12%       1.21%        1.17%       1.27%
 Net investment income ........................         1.58%(**)          1.91%        1.73%       1.86%        2.86%       2.29%
Portfolio turnover rate .......................        29.22%             54.28%       54.57%      60.11%       62.01%      45.18%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

(**)Annualized.

(+)Based on average shares outstanding.


FRANKLIN ASSET ALLOCATION FUND
Financial Highlights (continued)

                                                                                     CLASS C
                                                                               ---------------------
                                                                                 SIX MONTHS ENDED
                                                                               JUNE 30, 1999(***)(+)
                                                                                   (UNAUDITED)
                                                                                --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................     $10.50
                                                                                --------------------
Income from investment operations:
 Net investment income .........................................................        .02
 Net realized and unrealized gains .............................................        .17
                                                                                --------------------
Total from investment operations ...............................................        .19
                                                                                --------------------
Less distributions from:
 Net investment income .........................................................       (.03)
 Net realized gains ............................................................       (.03)
                                                                                --------------------
Total distributions ............................................................       (.06)
                                                                                --------------------
Net asset value, end of period .................................................     $10.63
                                                                                ====================

Total return(*) ................................................................       1.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................       $447
Ratios to average net assets:
 Expenses ......................................................................       1.87%(**)
 Net investment income .........................................................       0.95%(**)

Portfolio turnover rate ........................................................      29.22%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. (**)Annualized.
(***)For the period May 1,1999 (effective date) to June 30,1999.
(+)Based on average shares outstanding.

                      See notes to financial statements.                       7

FRANKLIN ASSET ALLOCATION FUND
Statement of Investments, June 30, 1999 (unaudited)

                                                                              COUNTRY                   SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 84.8%
 COMMON STOCKS 67.0%
 CONSUMER DURABLES .7%
 DaimlerChrysler AG ............................................              Germany                   10,000              $888,750
                                                                                                                          ----------
 CONSUMER NON-DURABLES 4.7%
 Estee Lauder Cos., A ..........................................           United States                30,000             1,503,750
 Lancaster Colony Corp. ........................................           United States                20,500               707,250
 Nestle SA .....................................................            Switzerland                    480               864,840
 Philip Morris Cos Inc. ........................................           United States                40,000             1,607,500
 The Procter & Gamble Co. ......................................           United States                15,000             1,338,750
                                                                                                                          ----------
                                                                                                                           6,022,090
                                                                                                                          ----------
 CONSUMER SERVICES 3.0%
(a)Clear Channel Communications Inc. ...........................           United States                10,000               689,375
 Time Warner Inc. ..............................................           United States                30,000             2,205,000
(a)United Pan-Europe Communications NV (UPC) ...................            Netherlands                 18,400               998,082
                                                                                                                          ----------
                                                                                                                           3,892,457
                                                                                                                          ----------
 ELECTRONIC TECHNOLOGY 11.7%
(a)Altera Corp. ................................................           United States                20,000               736,250
(a)Cisco Systems Inc. ..........................................           United States                45,000             2,902,500
(c)Corning Inc. ................................................           United States                15,000             1,051,875
 Hewlett-Packard Co. ...........................................           United States                15,000             1,507,500
 Intel Corp. ...................................................           United States                20,000             1,190,000
(c)Linear Technology Corp. .....................................           United States                20,000             1,345,000
 Lucent Technologies Inc. ......................................           United States                33,000             2,225,438
(c)Motorola Inc. ...............................................           United States                30,000             2,842,500
 Symbol Technologies Inc. ......................................           United States                22,500               829,688
(a)Waters Corp. ................................................           United States                10,000               531,250
                                                                                                                          ----------
                                                                                                                          15,162,001
                                                                                                                          ----------
 ENERGY 5.0%
 Burlington Resources Inc. .....................................           United States                20,000               865,000
 Chevron Corp. .................................................           United States                22,500             2,141,719
 Exxon Corp. ...................................................           United States                27,500             2,120,938
 Schlumberger Ltd. .............................................           United States                20,000             1,273,750
                                                                                                                          ----------
                                                                                                                           6,401,407
                                                                                                                          ----------
 FINANCE 6.6%
 American International Group Inc. .............................           United States                17,500             2,048,594
 Bank of America Corp. .........................................           United States                30,000             2,199,375
 Bank One Corp. ................................................           United States                20,000             1,191,250
 Fannie Mae ....................................................           United States                20,000             1,367,500
 Merrill Lynch & Co Inc. .......................................           United States                10,000               799,375
 Wells Fargo Co. ...............................................           United States                20,000               855,000
                                                                                                                          ----------
                                                                                                                           8,461,094
                                                                                                                          ----------
 HEALTH SERVICES 1.2%
 IMS Health Inc. ...............................................           United States                50,000             1,562,500
                                                                                                                          ----------
 HOTEL .7%
 Starwood Hotels & Resorts Worldwide Inc. ......................           United States                27,500               840,469
                                                                                                                          ----------


FRANKLIN ASSET ALLOCATION FUND
Statement of Investments, June 30, 1999 (unaudited) (cont.)

                                                                           COUNTRY                     SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH TECHNOLOGY 4.2%
Abbott Laboratories .......................................             United States                  35,000             $1,592,500
Bristol-Myers Squibb Co. ..................................             United States                  15,000              1,056,563
(a),(c)Genzyme Corp., General Division ....................             United States                  20,000                970,000
(a)Genzyme Surgical Products ..............................             United States                   3,580                 15,775
Novartis AG ...............................................              Switzerland                      550                803,100
Roche Holding AG ..........................................              Switzerland                       90                925,125
                                                                                                                          ----------
                                                                                                                           5,363,063
                                                                                                                          ----------

NON-ENERGY MINERALS 1.2%
Barrick Gold Corp. ........................................                 Canada                     30,000                581,250
Rio Tinto PLC, ADR ........................................             United Kingdom                  5,000              1,008,750
                                                                                                                          ----------
                                                                                                                           1,590,000
                                                                                                                          ----------
PROCESS INDUSTRIES 2.6%
Bowater Inc. ..............................................             United States                  20,000                945,000
E.I du Pont de Nemours and Co. ............................             United States                  20,000              1,366,250
                                                                                                                          ----------
                                                                                                                           2,311,250
                                                                                                                          ----------
PRODUCER MANUFACTURING 5.8%
The B.F Goodrich Co. ......................................             United States                  25,000              1,062,500
Emerson Electric Co. ......................................             United States                  25,000              1,571,875
General Electric Co. ......................................             United States                  15,000              1,695,000
Honeywell Inc. ............................................             United States                  10,000              1,158,750
Illinois Tool Works Inc. ..................................             United States                  15,000              1,230,000
Minnesota Mining & Manufacturing Co. ......................             United States                  10,000                869,375
Parker-Hannifin Corp. .....................................             United States                  20,000                915,000
                                                                                                                          ----------
                                                                                                                           8,502,500
                                                                                                                          ----------
REAL ESTATE 1.1%
Glenborough Realty Trust Inc. .............................             United States                  40,000                700,000
Simon Property Group Inc. .................................             United States                  30,000                761,250
                                                                                                                          ----------
                                                                                                                           1,461,250
                                                                                                                          ----------
RETAIL TRADE 6.4%
Claire's Stores Inc. ......................................             United States                  30,000                768,750
(a)Costco Cos Inc. ........................................             United States                  15,000              1,200,938
Dayton Hudson Corp. .......................................             United States                  25,000              1,625,000
(a)Jones Apparel Group Inc. ...............................             United States                  30,000              1,029,375
Tiffany & Co. .............................................             United States                  18,000              1,737,000
Wal-Mart Stores Inc. ......................................             United States                  40,000              1,930,000
                                                                                                                          ----------
                                                                                                                           8,291,063
                                                                                                                          ----------
TECHNOLOGY SERVICES 3.8%
(a)Computer Sciences Corp. ................................             United States                  15,000              1,037,813
(a)Equant NV, N.Y. shs. ...................................              Netherlands                   25,000              2,353,124
(c)First Data Corp. .......................................             United States                  30,000              1,468,124
                                                                                                                           4,859,061
                                                                                                                          ----------
TELECOMMUNICATIONS 4.4%
AT&T Corp. ................................................             United States                  20,000              1,116,250
BellSouth Corp. ...........................................             United States                  20,000                937,500


FRANKLIN ASSET ALLOCATION FUND
Statement of Investments, June 30, 1999 (unaudited) (cont.)

                                                                                  COUNTRY                 SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TELECOMMUNICATIONS (CONT.)
 GTE Corp. ............................................................        United States              10,000        $    757,500
(a)Qwest Communications International Inc. ............................        United States              20,000             661,250
 SBC Communications Inc. ..............................................        United States              20,000           1,160,000
 Swisscom AG ..........................................................         Switzerland                2,870           1,079,987
                                                                                                                         -----------
                                                                                                                           5,712,487
                                                                                                                         -----------
 UTILITIES 3.9%
 Duke Energy Corp. ....................................................        United States              25,000           1,359,374
 Enron Corp. ..........................................................        United States              30,000           2,452,500
 Montana Power Co. ....................................................        United States              17,600           1,240,800
                                                                                                                         -----------
                                                                                                                           5,052,674
                                                                                                                         -----------
 TOTAL COMMON STOCKS (COST $59,310,457) ...............................                                                   86,374,116
                                                                                                                         -----------
 CONVERTIBLE PREFERRED STOCKS 2.5%
 Apache Corp.,6.50%, cvt. pfd. .........................................       United States              40,300           1,491,100
 Canadian National Railway Co., 5.25%, cvt. pfd. .......................          Canada                   2,800             149,800
 MediaOne Group Inc.,6.25%, cvt. pfd. ..................................       United States              16,900           1,529,450
                                                                                                                         -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,401,838) .................                                                    3,170,350
                                                                                                                         -----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
                                                                                                      -----------
 BONDS .5%
 Dayton Hudson Corp., 8.60%,1/15/12 ....................................       United States         $   250,000            $277,794
 Georgia Pacific Corp., 9.125%,7/01/22 .................................       United States             100,000             104,250
 Pan-American Beverage Inc., senior note,8.125%,4/01/03 ...............           Mexico                 250,000             241,593
                                                                                                                         -----------
 TOTAL BONDS (COST $596,005) ..........................................                                                      623,637
                                                                                                                         -----------
 U.S GOVERNMENT AGENCY SECURITIES 2.2%
 Fannie Mae, 6.375%,6/15/09 ............................................       United States           1,000,000             991,253
 Freddie Mac, 5.75%,4/15/08 ............................................       United States           2,000,000           1,904,242
                                                                                                                         -----------
 TOTAL U.S GOVERNMENT AGENCY SECURITIES (COST $2,968,562) .............                                                    2,895,495
                                                                                                                         -----------
 U.S GOVERNMENT SECURITIES 12.6%
 U.S Treasury Bond, 8.00%,11/15/21 .....................................       United States             250,000             300,860
 U.S Treasury Bond, 6.25%,8/15/23 ......................................       United States           2,900,000           2,903,625
 U.S Treasury Bond, 6.875%,8/15/25 .....................................       United States           1,000,000           1,080,000
 U.S Treasury Bond, 6.00%,2/15/26 ......................................       United States           3,000,000           2,918,439
 U.S Treasury Note, 5.50%,1/31/03 ......................................       United States           2,000,000           1,986,876
 U.S Treasury Note, 7.25%,5/15/04 ......................................       United States           1,300,000           1,379,625
 U.S Treasury Note, 5.875%,11/15/05 ....................................       United States           2,000,000           1,999,376
 U.S Treasury Note, 6.125%,8/15/07 .....................................       United States           1,700,000           1,719,125
 U.S Treasury Note, Inflation-Indexed, 3.375%,1/15/07 ...................      United States           1,000,000           1,006,473
 U.S.Treasury, STRIP, 11/15/21 ..........................................      United States           4,000,000             989,940
                                                                                                                         -----------
 TOTAL U.S GOVERNMENT SECURITIES (COST $16,349,579) ...................                                                   16,284,339
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $81,626,441) .......................                                                  109,347,937
                                                                                                                         -----------


FRANKLIN ASSET ALLOCATION FUND
Statement of Investments, June 30, 1999 (unaudited) (cont.)

                                                                                                    PRINCIPAL
                                                                                 COUNTRY             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 2.3%
 CERTIFICATE OF DEPOSIT .8%
 Rabobank Nederland NV,5.64%,7/30/99 (Cost $1,004,136) ....................     Netherlands        $1,000,000       $1,000,199
                                                                                                                  ------------
 COMMERCIAL PAPERS 1.5%
 General Electric Capital Corp.,8/03/99 ...................................    United States        1,000,000          995,124
 UBS Finance Inc.,8/03/99 .................................................    United States        1,000,000          995,124
                                                                                                                  ------------
 TOTAL COMMERCIAL PAPERS (COST $1,991,256) ................................                                          1,990,248
                                                                                                                  ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,995,392) ...........................                                          2,990,447
                                                                                                                  ------------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $84,621,833) .........                                        112,338,384
                                                                                                                  ------------
(b)REPURCHASE AGREEMENT 13.2%
 Joint Repurchase Agreement,4.767%,7/01/99, (Maturity Value $17,062,079)
  (COST $17,059,820) ......................................................    United States       17,059,820       17,059,820
   Barclays Capital Inc (Maturity Value $2,152,126)
   Bear, Stearns Securities Corp (Maturity Value $1,898,935)
   Chase Securities Inc (Maturity Value $351,451)
   CIBC Oppenheimer Corp (Maturity Value $2,152,126)
   Donaldson, Lufkin & Jenrette Securities Corp (Maturity Value $1,519,148)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,519,148)
   Goldman, Sachs & Co (Maturity Value $759,574)
   NationsBanc Montgomery Securities LLC (Maturity Value $1,519,148)
   Paine Webber Inc (Maturity Value $1,519,148)
   Paribas Corp (Maturity Value $1,519,148)
   UBS AG (Maturity Value $2,152,127)
    Collateralized by U.S Treasury Bills & Notes
                                                                                                                  ------------
 TOTAL INVESTMENTS (COST $101,681,653) 100.3% .............................                                        129,398,204
                                                                                                                  ------------
 OPEN CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $298,340) (.4%) .............                                           (563,750)
 OTHER ASSETS, LESS LIABILITIES .1% .......................................                                            162,639
                                                                                                                  ------------
 NET ASSETS 100.0% ........................................................                                       $128,997,093
                                                                                                                  ============

                                                                             EXPIRATION            STRIKE      SHARES
                                                                                DATE               PRICE      OPTIONED       VALUE
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
Corning Inc. ..........................................................       August 99             55         10,000       $158,750
Corning Inc. ..........................................................       August 99             60          5,000         56,250
First Data Corp. ......................................................       August 99             45         10,000         52,500
Genzyme Corp., General Division .......................................         July 99             45         10,000         47,500
Linear Technology Corp. ...............................................       August 99             55         10,000        141,250
Motorola Inc. .........................................................         July 99             85         10,000        107,500
                                                                                                                            --------
TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $298,340) ...............                                                     $563,750
                                                                                                                            --------

(a)Non-income producing.
(b)See Note 1(c) regarding joint repurchase agreement.
(c)Portion of the security is segregated as collateral for call options written.

                      See notes to financial statements.


FRANKLIN ASSET ALLOCATION FUND
Financial Statements

Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets:
 Investments in securities, at value (cost $84,621,833) ...................        $112,338,384
 Repurchase agreements, at value and cost .................................          17,059,820
 Receivables:
  Capital shares sold .....................................................           1,285,138
  Dividends and interest ..................................................             485,619
                                                                                   ------------
      Total assets ........................................................         131,168,961
                                                                                   ------------
Liabilities:
 Payables:
  Capital shares redeemed .................................................           1,364,710
  Affiliates ..............................................................              69,520
  Shareholders ............................................................              65,484
 Distributions to shareholders ............................................              92,453
 Options written, at value (premiums received $298,340) ...................             563,750
 Other liabilities ........................................................              15,951
                                                                                   ------------
      Total liabilities ...................................................           2,171,868
                                                                                   ------------
       Net assets, at value ...............................................        $128,997,093
Net assets consist of:                                                             ============

 Undistributed net investment income ......................................       $      34,943
 Net unrealized appreciation ..............................................          27,450,989
 Accumulated net realized gain ............................................           2,645,830
 Capital shares ...........................................................          98,865,331
                                                                                   ------------
      Net assets, at value ................................................        $128,997,093
                                                                                   ============
CLASS A:
 Net asset value per share ($128,550,060 /12,088,743 shares outstanding)(*)              $10.63
                                                                                   ============
 Maximum offering price per share ($10.63 /94.25%) ........................              $11.28
                                                                                   ============
CLASS C:
 Net asset value per share ($447,033 /42,041 shares outstanding)(*) .......              $10.63
                                                                                   ============
 Maximum offering price per share ($10.63 /99.00%) ........................              $10.74
                                                                                   ============

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.



FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 1999 (unaudited)

Investment income:
(net of foreign taxes of $20,779)
 Dividends ..............................................................           $506,503
 Interest ...............................................................          1,070,745
                                                                                  ----------
      Total investment income ...........................................          1,577,248
                                                                                  ----------
Expenses:
 Management fees (Note 3) ...............................................            359,147
 Distribution fees (Note 3)
  Class A ...............................................................            145,389
  Class C ...............................................................                228
 Transfer agent fees (Note 3) ...........................................             87,418
 Custodian fees .........................................................              4,400
 Reports to shareholders ................................................             20,078
 Registration and filing fees ...........................................             15,379
 Professional fees ......................................................             11,113
 Trustees' fees and expenses ............................................              4,166
 Other ..................................................................              4,470
                                                                                  ----------
      Total expenses ....................................................            651,788
                                                                                  ----------
       Net investment income ............................................            925,460
                                                                                  ----------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................          2,771,774
  Transactions in written options which expired or were closed (Note 5) .            (80,418)
  Foreign currency transactions .........................................             (1,300)
                                                                                  ----------
      Net realized gain .................................................          2,690,056
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................          5,272,018
  Translation of assets and liabilities denominated in foreign currencies               (152)
                                                                                  ----------
      Net unrealized appreciation .......................................          5,271,866
                                                                                  ----------
Net realized and unrealized gain ........................................          7,961,922
                                                                                  ----------
Net increase in net assets resulting from operations ....................         $8,887,382
                                                                                  ==========

                      See notes to financial statements.


FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

Statements of Changes in Net Assets for the six months ended June 30, 1999 (unaudited) and the year ended December 31, 1998

                                                                                                      SIX MONTHS
                                                                                                        ENDED         YEAR ENDED
                                                                                                    JUNE 30, 1999  DECEMBER 31, 1998
                                                                                                    ------------  -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................................      $925,460      $1,905,517
  Net realized gain from investments and foreign currency transactions ............................     2,690,056       1,166,727
  Net unrealized appreciation on investments and translation of assets and liabilities denominated
   in foreign currencies ..........................................................................     5,271,866       9,935,854
                                                                                                     ------------    ------------
      Net increase in net assets resulting from operations ........................................     8,887,382      13,008,098
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................................................................      (925,191)     (1,984,332)
   Class C ........................................................................................        (1,099)             --
  Net realized gains:
   Class A ........................................................................................      (400,163)     (1,213,212)
   Class C ........................................................................................        (1,355)             --
                                                                                                     ------------    ------------
 Total distributions to shareholders ..............................................................    (1,327,808)     (3,197,544)
 Capital share transactions: (Note 2)
  Class A .........................................................................................    12,730,230       8,827,148
  Class C .........................................................................................       439,403              --
                                                                                                     ------------    ------------
 Total capital share transactions .................................................................    13,169,633       8,827,148
      Net increase in net assets ..................................................................    20,729,207      18,637,702
Net assets
 Beginning of period ..............................................................................   108,267,886      89,630,184
                                                                                                     ------------    ------------
 End of period ....................................................................................  $128,997,093    $108,267,886
                                                                                                     ============    ============
Undistributed net investment income included in net assets:
 End of period ....................................................................................       $34,943         $35,773
                                                                                                     ============    ============

                       See notes to financial statements.



FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one fund (the Fund). The investment objective of the Fund is total return. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1999, all outstanding repurchase agreements had been entered into on that date.

d. OPTIONS:

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may buy and sell put and call options, and write put and covered call options.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. OPTIONS: (CONT.)

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. When an option is exercised, the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

e. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective May 1, 1999, the Fund offers two classes of shares: Class A and Class
C. Outstanding shares before that date were designated as Class A shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.



FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 1999, there were an unlimited number of shares authorized (no par value) for each class. Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 1999                    DECEMBER 31, 1998
                                                      SHARES          AMOUNT            SHARES          AMOUNT
                                                    ----------      -----------       ----------      -----------
CLASS A SHARES:
Shares sold ..................................       3,159,023      $32,632,634        4,374,604      $40,768,517
Shares issued in reinvestment of distributions         112,860        1,182,996          301,346        2,874,984
Shares redeemed ..............................      (2,049,965)     (21,085,400)      (3,711,329)     (34,816,353)
                                                    ----------      -----------       ----------      -----------
Net increase .................................       1,221,918      $12,730,230          964,621       $8,827,148
                                                    ==========      ===========       ==========      ===========

CLASS C SHARES:
Shares sold ..................................          41,833         $437,194
Shares issued in reinvestment of distributions             208            2,209
                                                    ----------      -----------
Net increase .................................          42,041         $439,403
                                                    ==========      ===========

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE    MONTH-END NET ASSETS
         --------------------------------------------------------------

          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     In excess of $250 million


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $5,866 and $4,050, respectively.

The Fund paid transfer agent fees of $87,418 of which $75,954 was paid to Investor Services.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $101,717,261 was as follows:

        Unrealized appreciation ...................$29,076,506
        Unrealized depreciation ................... (1,395,563)
                                                   -----------
        Net unrealized appreciation................$27,680,943
                                                   ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1999 aggregated $37,791,260 and $28,613,302, respectively.

Transactions in call options written during the period ended June 30, 1999 were as follows:

                                            NUMBER OF            PREMIUMS
                                            CONTRACTS            RECEIVED
                                            ---------           ----------

        Options outstanding at
         December 31,1998 ....                  362              $161,759
        Options written ......                1,800               875,471
        Options expired ......                 (100)              (37,199)
        Options exercised ....                 (612)             (231,456)
        Options closed .......                 (900)             (470,235)
                                            ---------           ----------
        Options outstanding at
         June 30,1999 ........                  550              $298,340
                                            =========           ==========